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                                                                      Exhibit 23




                        CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 2-93028) pertaining to the Furon Company Employees' Profit-Sharing-Retirement Plan, of our report dated July 14, 1995, with respect to the financial statements and schedules of the Furon Company Employees' Profit-Sharing-Retirement Plan included in this Annual Report (Form 11-K) for the year ended April 30, 1995.





                                                               ERNST & YOUNG LLP




Orange County, California
October 26, 1995